UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  July 6, 2006
                Date of Report (Date of earliest event reported)

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                                 ANTIGENICS INC.
             (Exact name of registrant as specified in its charter)


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          DELAWARE                 000-29089                    06-1562417
(State or other jurisdiction      (Commission                 (IRS Employer
       of incorporation)          File Number)             Identification No.)

                   630 Fifth Avenue, Suite 2100
                        New York, NY 10111                           10111
             (Address of principal executive offices)             (Zip Code)

                                  212-994-8200
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement

                  On July 6, 2006, Antigenics Inc. entered into expanded license and supply agreements for the use of QS-21 Stimulon(R) adjuvant with GlaxoSmithKline Biologicals, a vaccine division of GlaxoSmithKline (GSK). Under the terms of the agreements, GSK will purchase a percentage of its QS-21 supply requirements from Antigenics through 2014. Antigenics will also transfer manufacturing technologies to GSK under the supply agreement. GSK will make payments contingent upon successful milestone achievements, and will pay royalties to Antigenics on net sales for a period of at least 10 years after first commercial sale under the supply agreement.



Item 7.01         Regulation FD Disclosure

                  On July 10, 2006, Antigenics Inc. issued a press release announcing the execution of the agreements described in Item 1.01 above. The full text of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this current report on Form 8-K.



Item 9.01         Financial Statements and Exhibits


         (d) Exhibits


         The following exhibit is furnished herewith:

                           99.1     Press Release dated July 10, 2006


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                ANTIGENICS INC.

Date:    July 10, 2006
                                           By:         /s/ Garo H. Armen, Ph.D.
                                                       -----------------------
                                                           Garo H. Armen, Ph.D.
                                           Chairman and Chief Executive Officer


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EXHIBIT INDEX


Exhibit No.       Description of Exhibit
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99.1              Press Release dated July 10, 2006